                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 2, 1998
                                                  -------------------------


                          CROWN PACIFIC PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                        93-1161833
(State or other jurisdiction of incorporation              (I.R.S. Employer
            or organization)                               Identification No.)

121 SW MORRISON STREET, SUITE 1500, PORTLAND, OREGON             97204
     (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 503-274-2300


       (Former name or former address, if changed since last report): N/A


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                          CROWN PACIFIC PARTNERS, L.P.
                                    FORM 8-K
                                      INDEX

ITEM        DESCRIPTION                                             PAGE
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
Item 5.     Other Events                                              2

Item 7.     Financial Statements and Exhibits                         2

            Signatures                                                3

                                      1

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ITEM 5.  OTHER EVENTS
-------  ------------

Attached as Exhibit 1.1 is a form of Underwriting Agreement for an offering of common units representing limited partner interests in Crown Pacific Partners, L.P. (the "Partnership") registered pursuant to the Registration Statement on Form S-3, No. 333-27269.

Attached as Exhibits 10.1 and 10.2 are Facility Leases recently entered into by Crown Pacific Management Limited Partnership in connection with the financing of its new facilities in Bonners Ferry, Idaho and Port Angeles, Washington.

Attached as Exhibits 99.1 and 99.2 are unaudited balance sheets and accompanying notes thereto for Crown Pacific, Ltd. and Crown Pacific Management Limited Partnership. Crown Pacific, Ltd. is the Special General Partner of Crown Pacific Partners, L.P. (the "Partnership"). Crown Pacific Management Limited Partnership is the managing general partner of the Partnership and Crown Pacific Limited Partnership. Crown Pacific Limited Partnership is a 99% owned subsidiary of the Partnership, through which the Partnership acquires, owns and operates timberland properties, related manufacturing assets and its wholesale operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(a)  Financial Statements of Businesses Acquired
     None.

(b)  Pro Forma Financial Information
     None.

(c)  Exhibits
     1.1  Form of Underwriting Agreement
     10.1 Facility Lease - Idaho, dated November 18, 1998, by and between Wilmington Trust Company, Lessor and Crown Pacific Limited Partnership, Lessee.
     10.2 Facility Lease - Washington, dated October 30, 1998 by and between Wilmington Trust Company, Lessor and Crown Pacific Limited Partnership, Lessee.
     99.1 Balance Sheet of Crown Pacific, Ltd. at December 31, 1997 and September 30, 1998.
     99.2 Balance Sheet of Crown Pacific Management Limited Partnership at December 31, 1997 and September 30, 1998.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   December 2, 1998                CROWN PACIFIC PARTNERS, L.P.

                                        By:  Crown Pacific Management
                                             Limited Partnership, as
                                             General Partner



                                        By: /s/ Richard D. Snyder
                                            ----------------------------
                                        Richard D. Snyder
                                        Vice President and Chief Financial
                                        Officer of HS Corp. of Oregon, a general
                                        partner of Crown Pacific Management
                                        Limited Partnership
                                        (Duly Authorized Officer and Principal
                                        Financial and Accounting Officer)



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